UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 22, 2003

MGP Ingredients, Inc.
(Exact name of registrant as specified in its charter)

KANSAS	0-17196	48-0531200
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1300 Main Street
Box 130
Atchison, Kansas 66002
(Address of principal executive offices) (Zip Code)

(913) 367-1480
(Registrant's telephone number, including area code)

Item 7.  Exhibits

99.1	Press Release dated October 22, 2003, furnished solely for the purposes of incorporation by reference into Item 9 herein.

Item 9.  Regulation FD Disclosure.

         Attached as Exhibit 99.1 and furnished solely for the purposes of incorporation into this Item 9, is a press release which was issued on October 22, 2003, by MGP Ingredients, Inc.

         An investors conference call will take place at 1:00 p.m. central standard time on Thursday, November 6, 2003. The Company's senior management will discuss the Company's first quarter results and certain forward looking information during the conference call. Interested persons may listen to the conference call via telephone by dialing (888) 417-2310 before 12:55 p.m., or access it on the Internet at www.mgpingredients.com.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGP INGREDIENTS, INC.

Date: October 22, 2003	By:/s/ Laidacker M. Seaberg
Laidacker M. Seaberg President and Chief Executive Officer

INDEX TO EXHIBITS

99.1	Press Release dated October 22, 2003, furnished solely for the purposes of incorporation by reference into Item 9 herein.